LINDNER INVESTMENTS

PROSPECTUS SUPPLEMENT, dated October 14, 1998, to Prospectus dated September 30, 1998:

The paragraph on page 41 of the Prospectus dealing with the Redemption Fee is hereby amended to read as follows:

         REDEMPTION FEE. The Funds charge a 2% fee if you redeem shares within 60 days after purchase; this means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. This redemption fee was not charged during the fiscal years ended June 30, 1998, 1997, 1996 or 1995, but was reinstated by the Board of Trustees of the Trust, effective October 1, 1998. The redemption fee may be waived at the sole discretion of the Funds.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT, dated October 14, 1998, to Statement of Additional Information dated September 30, 1998:

The paragraph beginning on page B-6 of the Statement of Additional Information and dealing with portfolio turnover of the Lindner Bulwark Fund is hereby amended to read as follows:

         The Bulwark Fund may engage in short-term transactions if such transactions further its primary investment objective of growth of capital. Short sales, trading in options and futures and trading in commodities are typically short-term investments. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the Bulwark Fund is expected to exceed 100%, which is higher than most mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the Bulwark Fund to exceed 250%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Bulwark Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE